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Scudder Pathway Series

Pathway Conservative Portfolio

Pathway Moderate Portfolio

Pathway Growth Portfolio

Class AARP and Class S Shares

Semiannual Report

February 28, 2002

Contents

<Click Here> Letter from the Series' President

<Click Here> Portfolio Management Review

Pathway Conservative Portfolio

<Click Here> Portfolio Highlights

<Click Here> Performance Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Highlights

Pathway Moderate Portfolio

<Click Here> Portfolio Highlights

<Click Here> Performance Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Highlights

Pathway Growth Portfolio

<Click Here> Portfolio Highlights

<Click Here> Performance Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Highlights

<Click Here> Financial Statements

<Click Here> Notes to Financial Statements

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here>s Privacy Statement

Scudder Pathway Series	Ticker Symbol	Fund Number
Pathway Conservative Portfolio - Class AARP	APWCX	180
Pathway Conservative Portfolio - Class S	SCPCX	080
Pathway Moderate Portfolio - Class AARP	SPWBX	181
Pathway Moderate Portfolio - Class S	SPBAX	081
Pathway Growth Portfolio - Class AARP	APWGX	182
Pathway Growth Portfolio - Class S	SPGRX	082

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the portfolios' prospectus for more complete information, including a complete description of the portfolios' investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Series' President

[Photograph of Lin Coughlin]
Dear Shareholder,

Investors are frequently told about the importance of portfolio diversification, but this can be an easy point to overlook at the times when a single asset class is producing exceptional performance. For example, the strong stock market performance of the late 1990s prompted many investors to sell their bond funds and invest entirely in stocks. And when the stock market crumbled over the past two years, many investors were equally eager to abandon their stock funds in favor of the relative safety of fixed income investments.

Making correct investment decisions is always difficult. This is never more true than at times such as these, when the market's preference for specific asset classes is constantly shifting. We believe that in an environment such as this, the Pathway portfolios' emphasis on extensive diversification and a long-term approach is a valuable asset. While it does not always pay to be diversified in the short term, we believe investors who spread their funds across multiple asset classes will continue to benefit in the long term, just as they would have during the past five years.

Thank you for your continued investment in Scudder Pathway Series.

Sincerely,
/s/ Lin Coughlin

Linda C. Coughlin
President
Scudder Pathway Series

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Portfolio Management Review

In the following interview, Portfolio Manager Shahram Tajbakhsh discusses the recent market environment and the investment strategy of the Pathway Series during the six-month period ended February 28, 2002.

Q: The stock market performed well during the six-month reporting period, despite a series of challenges. What sparked this gain?

A: The past half-year has been marked by several significant turning points in the stock market. First, of course, were the attacks of September 11, which shook the nation's confidence and tipped the already-fragile economy into a recession. The market initially swooned in response to this development, but hope soon began to emerge that a fairly quick recovery was in the cards. Although this spurred a ferocious rally over the final three months of 2001, investors faced a new crisis in early 2002: the collapse of Enron and the subsequent concerns about corporate accounting practices. Stocks fell sharply as this new story unfolded, with the Nasdaq index giving up over half of the gain it registered from its September 21 low to its January 4 high. The net result was exceptionally high volatility and a slightly negative showing for the market as a whole over the full period.

Although external shocks dampened stocks' performance over the past six months, investors have been increasingly encouraged by the improvement in the market's underlying fundamentals. The economy is showing clear signs of a recovery, interest rates are low, and inflation remains virtually non-existent. And while corporate earnings have not yet started to rebound, the expectation is that stronger growth will help companies' bottom lines in the year ahead. These factors have helped create a generally positive backdrop that has helped sustain the market during a challenging period.

Q: How did this play out within the various sectors of the market?

A: Value stocks, as a group, generally performed well on a relative basis as investors gravitated to companies with lower levels of risk. For the period, the Russell 1000 Value Index (which measures the performance of the 1000 largest value stocks in the market) declined 0.79 percent. Small stocks also performed well, as investors sought reasonably-valued companies with good earnings stories that were bucking the broader trends affecting the performance of larger, more economically-sensitive stocks.

In contrast, the Russell 1000 Growth Index (which consists of the 1000 largest growth stocks) fell 2.41 percent, due in part to the weak showing of technology issues. The sector, which performed very well during the fourth calendar quarter, bore the brunt of the January-February slump. In general, investors remain concerned that the valuations of growth stocks are excessive given the uncertainty that continues to cloud the outlook for corporate earnings.

Q: How have overseas markets performed in relation to the United States?

A: International equities, as a group, underperformed the U.S. market during the period. In Europe, stocks generally took their cue from the performance of their U.S. counterparts, but the declining value of the euro (Europe's common currency) was a negative for dollar-based investors in international mutual funds. Japan's market produced a weak performance, as both stock prices and the value of the yen were hurt by the continued inability of the country's government to set the economy back on the right track. The news from the emerging markets was much better, however, as stocks in these regions were not affected by the accounting issues that plagued the U.S. market.

Although international stocks underperformed U.S. equities during the period, we believe the asset class remains an important source of diversification for long-term investors.

Q: How have bonds performed in this environment?

A: Treasury bonds have endured higher-than-normal levels of volatility during the past six months. Yields fell (as prices rose) early on, as investors anticipated an intense post-September 11 recession and also sought refuge from falling stock prices. But as it became apparent that the slowdown would be milder than was initially expected, yields climbed in November and December. The bond market subsequently calmed in the final two months of the reporting period, allowing it to finish little changed from early September. The corporate bond market did not perform as well, however, as the concerns about accounting practices took a substantial toll during January and February. Nevertheless, the bond market as a whole provided important ballast to diversified portfolios during a time of extreme stock market volatility.

Q: How did you position the portfolios during the reporting period?

A: As always, our portfolio decisions remain grounded in our fundamental approach, which is to provide shareholders with an investment that is extensively diversified across asset classes, built with a long-term view in mind, and designed to provide lower volatility than the market as a whole. To this end, we employ a disciplined process that combines a traditional portfolio management approach with original research and risk analysis to build the three Pathway portfolios.

In the last report to shareholders (for the period ended August 31, 2001), we noted that we were striving to maintain a "neutral" allocation with respect to the benchmark, meaning that we didn't want to make any significant moves in favor of one particular asset class. This proved helpful to the portfolios, as we were positioned to navigate a market in which various asset classes fell in and out of favor at an extremely rapid pace.

We also continued to add to the portfolios' holdings in "core" funds, or those that more closely track the performance of the broader market. We believe a larger position in the Scudder S&P 500 Index Fund and Scudder Select 500 Fund will help the portfolios' performance in relation to the stock market, and an increased position in Scudder GNMA Fund (which invests in government-backed securities) will have a similar effect in the fixed income portion of the portfolios. Other moves that helped performance were our decisions to add to the portfolios' positions in small company funds, which allowed us to take advantage of the sector's outperformance, and to maintain a slight underweight position in international funds.

On the downside, performance was hurt by the poor showing of many of the underlying funds we hold in the portfolios. This was the primary reason why the portfolios underperformed both their blended benchmarks and their Lipper peer groups during the period.

Q: What is your outlook for the global financial markets?

A: We believe the excessive volatility we witnessed during 2001 (and so far in 2002) will remain a prominent feature of the market landscape for many months to come. We see a continued tug-of-war at work in the market, where hopes for an improving economy are offset by continued concerns related to valuations, accounting issues, and geopolitical instability. We also expect to see an environment where, as has been the case for the past year, asset classes frequently move in and out of favor.

In light of this outlook, we intend to focus on maintaining a balance among all asset classes in the portfolios. We will also look to continue building on the portfolios' weighting in "core" funds. We believe this approach will best position the portfolios to ride out the ups and downs of the financial markets and provide competitive risk-adjusted performance in relation to their benchmarks.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Highlights

Pathway Conservative Portfolio

Pathway Conservative Portfolio seeks current income and, secondarily, long-term growth of capital by investing substantially in bond mutual funds, with moderate exposure to equity funds.

In the six-month period ended February 28, 2002, the Class S shares of Pathway Conservative Portfolio posted a total return of -0.50 percent, versus a return of 0.73 percent for its custom benchmark. Detailed performance information is listed on page Click Here.

Performance

The portfolio produced a slightly negative return during the past six months due largely to the weak performance of the 40.4 percent of assets that is invested in stocks. The worst performers were Large Company Growth Fund and International Fund, both of which invest in asset classes that produced poor returns during the period. However, our holdings in value-oriented funds performed better, as did our position in the S&P 500 Index Fund. The disparity in performance among different areas of the market underscores the need for a broad exposure among multiple asset classes.

Although our position in stock funds showed a loss for the period, our weighting in bond funds held up well in an environment that favored fixed income investments. Our small position in High-Yield Opportunity Fund (1.0 percent of assets at period end) lost ground, but the portfolio's other three bond fund investments (Short-Term Bond Fund, GNMA Fund, and Income Fund) all posted gains. Unfortunately, Income Fund (our largest position at 36.7 percent of assets) underperformed its benchmark by a wide margin, and this took a toll on the overall performance of the portfolio.

Portfolio Strategy

Overall, our approach has been to maintain a neutral positioning with respect to the benchmark in order to better cope with an environment in which asset classes have been moving in and out of favor at a rapid pace. Our most significant move to this end was to raise the portfolio's weighting in "core" funds, or those whose performance we believe is most likely to replicate that of the benchmark. In pursuit of this goal, we increased our target weighting in GNMA Fund from 12.75 percent of assets to 14 percent, and raised our target in the S&P 500 Index Fund from 16 percent to 20 percent. We expect this move will help make the portfolio's performance more competitive with the benchmark's. To fund these purchases, we slightly reduced our weighting in Income Fund in the bond portion of the portfolio, and in Capital Growth Fund, Growth and Income Fund, and Large Company Growth Fund on the equity side. We believe these moves will help us in our quest to deliver strong risk-adjusted results to the portfolio's shareholders over the long term.

Performance Summary February 28, 2002

Scudder Pathway Series: Conservative Portfolio

Average Annual Total Returns
	6-Month	1-Year	3-Year	5-Year	Life of Class*
Class S	-.50%	-2.40%	1.25%	3.78%	4.27%
Lehman Aggregate Bond Index+	3.02%	7.67%	7.29%	7.69%	7.23%
Lehman Aggregate Bond Index (50%), S&P 500 Index (37%), MSCI EAFE Index (3%), 3-month T-Bill (10%)+	.73%	.02%	3.02%	7.45%	7.42%

	6-Month	1-Year	Life of Class**
Class AARP	-.42%	-2.32%	-2.86%
Lehman Aggregate Bond Index+	3.02%	7.67%	10.38%
Lehman Aggregate Bond Index (50%), S&P 500 Index (37%), MSCI EAFE Index (3%), 3-month T-Bill (10%)+	.73%	.02%	-.86%

** The Class commenced operations on September 25, 2000. Index comparisons begin September 30, 2000.

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 2/28/02	$ 11.06	$ 11.05
8/31/01	$ 11.32	$ 11.32
Distribution Information: Six Months: Income Dividends	$ .21	$ .21

Class S Lipper Rankings - Income Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	70	of	88	79
3-Year	70	of	78	89
5-Year	47	of	52	89

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; rankings for share classes may vary.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment

-- Scudder Pathway Series: Conservative Portfolio - Class S

-- S&P 500 Index+
- - - Lehman Aggregate Bond Index+
- - - - Lehman Aggregate Bond Index (50%), S&P 500 Index (37%), MSCI EAFE Index (3%), 3-month T-Bill (10%)+

Yearly periods ended February 28

Comparative Results
Scudder Pathway Series: Conservative Portfolio		1-Year	3-Year	5-Year	Life of Class*
Class S	Growth of $10,000	$9,760	$10,379	$12,037	$12,475
	Average annual total return	-2.40%	1.25%	3.78%	4.27%
S&P 500 Index+	Growth of $10,000	$9,047	$9,280	$15,001	$15,744
	Average annual total return	-9.53%	-2.46%	8.45%	9.03%
Lehman Aggregate Bond Index+	Growth of $10,000	$10,767	$12,349	$14,483	$14,429
	Average annual total return	7.67%	7.29%	7.69%	7.23%
Lehman Aggregate Bond Index (50%), S&P 500 Index (37%), MSCI EAFE Index (3%), 3-month T-Bill (10%)+	Growth of $10,000	$10,002	$11,003	$14,356	$14,610
	Average annual total return	.02%	3.02%	7.45%	7.42%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.
+ The Lehman Aggregate Bond Index is a market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI EAFE Index is a market-value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The portfolio has no sales charge or other shareholder fees. The portfolio expects to operate at a zero expense level. However, shareholders of either Class AARP or Class S shares of the portfolio will indirectly bear that portfolio's pro rata share of expenses and fees incurred by the underlying Scudder funds in which the portfolio is invested.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the portfolio's most up-to-date performance.

Portfolio Summary February 28, 2002

Scudder Pathway Series: Conservative Portfolio

Asset Allocation	2/28/02	8/31/01

Money Market	2%	2%
Fixed Income	57%	57%
Equity	41%	41%
	100%	100%

Asset Class Ranges

Bond Funds	50-70%
Equity Funds	30-50%

Asset allocation is subject to change.

For more complete details about the fund's investment portfolio, see page 27. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Highlights

Pathway Moderate Portfolio

Pathway Moderate Portfolio seeks a balance of growth and income by investing in a mix of money market, bond, and equity mutual funds.

In the six-month period ended February 28, 2002, the Class S shares of Pathway Moderate Portfolio posted a total return of -1.73 percent, versus a return of -0.30 percent for its custom benchmark. Detailed performance information is listed on page Click Here.

Performance

The portfolio produced a slightly negative return during the past six months due primarily to the poor performance of the 60.8 percent of assets that is invested in stocks. However, the downside was mitigated to some extent by its high level of diversification. While on one hand performance was hurt by our holdings in growth-oriented and international funds, portfolio holdings in value-oriented funds and those closely tied to the performance of the S&P 500 index held up relatively well. Additionally, our 0.5 percent position in Small Company Stock Fund and 1.5 percent weighting in Small Company Value Fund each produced positive returns, highlighting the value of diversification.

In a difficult time for the stock market, the portfolio's weighting in bond funds (where we held 38.5 percent at period end) helped stabilize performance. Although our small (1.0 percent) position in High-Yield Opportunity Fund registered a decline, the portfolio's other three bond funds (Short-Term Bond Fund, GNMA Fund, and Income Fund) all posted gains. Unfortunately, Income Fund (26.5 percent of assets) underperformed its benchmark by a wide margin, and this took a toll on the portfolio's total return.

Portfolio Strategy

We continue to position the portfolio so its asset class weightings are closely in line with the weightings of the benchmark. We believe that the months ahead will bring an environment where high volatility and rapid rotation among asset classes will be the norm. At such a time, we feel it is preferable to hold a neutral allocation rather than favoring particular areas of the market.

The most important change we made to the portfolio during the reporting period was to increase its weighting in "core funds," or those whose performance is most likely to correlate with the performance of the benchmark. To this end, we added to positions in GNMA Fund (which invests in government-backed bonds) as well as the S&P 500 Index Fund and the Select 500 and Select 1000 funds, whose performance should closely resemble the broader market.) To fund these moves, we trimmed the portfolio's cash position and reduced its weightings in Growth and Income Fund and Capital Growth Fund. We believe these shifts will help position the portfolio to deliver favorable risk-adjusted returns to shareholders in the months ahead.

Performance Summary February 28, 2002

Scudder Pathway Series: Moderate Portfolio

Average Annual Total Returns
	6-Month	1-Year	3-Year	5-Year	Life of Class*
Class S	-1.73%	-7.00%	.67%	3.83%	4.29%
S&P 500 Index+	-1.69%	-9.53%	-2.46%	8.45%	9.03%
Lehman Aggregate Bond Index+	3.02%	7.67%	7.29%	7.69%	7.23%
S&P 500 Index (50%), Lehman Aggregate Bond Index (35%), MSCI EAFE Index (7%), 3-month T-Bill (5%), Russell 2000 Index (3%)+	-.30%	-3.26%	1.38%	7.38%	7.47%

	6-Month	1-Year	Life of Class**
Class AARP	-1.73%	-6.92%	-9.95%
S&P 500 Index+	-1.69%	-9.53%	-15.72%
Lehman Aggregate Bond Index+	3.02%	7.67%	10.38%
S&P 500 Index (50%), Lehman Aggregate Bond Index (35%), MSCI EAFE Index (7%), 3-month T-Bill (5%), Russell 2000 Index (3%)+	-.30%	-3.26%	-5.62%

** The Class commenced operations on October 2, 2000. Index comparisons begin September 30, 2000.

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 2/28/02	$ 10.43	$ 10.43
8/31/01	$ 10.76	$ 10.76
Distribution Information: Six Months: Income Dividends	$ .14	$ .14

Class S Lipper Rankings - Balanced Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	386	of	493	79
3-Year	262	of	404	65
5-Year	265	of	297	89

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; rankings for share classes may vary.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment

-- Scudder Pathway Series: Moderate Portfolio - Class S

-- S&P 500 Index+
- - - Lehman Aggregate Bond Index+
- - - - S&P 500 Index (50%), Lehman Aggregate Bond Index (35%), MSCI EAFE Index (7%), 3-month T-Bill (5%), Russell 2000 Index (3%)+

Yearly periods ended February 28

Comparative Results
Scudder Pathway Series: Moderate Portfolio		1-Year	3-Year	5-Year	Life of Class*
Class S	Growth of $10,000	$9,300	$10,201	$12,066	$12,484
	Average annual total return	-7.00%	.67%	3.83%	4.29%
S&P 500 Index+	Growth of $10,000	$9,047	$9,280	$15,001	$15,744
	Average annual total return	-9.53%	-2.46%	8.45%	9.03%
Lehman Aggregate Bond Index+	Growth of $10,000	$10,767	$12,349	$14,483	$14,429
	Average annual total return	7.67%	7.29%	7.69%	7.23%
S&P 500 Index (50%), Lehman Aggregate Bond Index (35%), MSCI EAFE Index (7%), 3-month T-Bill (5%), Russell 2000 Index (3%)+	Growth of $10,000	$9,674	$10,494	$14,328	$14,675
	Average annual total return	-3.26%	1.38%	7.38%	7.47%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.
+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Aggregate Bond Index is a market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The MSCI EAFE Index is a market-value-weighted measure of stocks of 46 countries. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 U.S. stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The portfolio has no sales charge or other shareholder fees. The portfolio expects to operate at a zero expense level. However, shareholders of either Class AARP or Class S shares of the portfolio will indirectly bear that portfolio's pro rata share of expenses and fees incurred by the underlying Scudder funds in which the portfolio is invested.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Summary February 28, 2002

Scudder Pathway Series: Moderate Portfolio

Asset Allocation	2/28/02	8/31/01

Money Market	1%	1%
Fixed Income	38%	37%
Equity	61%	62%
	100%	100%

Asset Class Ranges

Bond Funds	30-50%
Equity Funds	50-70%

Asset allocation is subject to change.

For more complete details about the fund's investment portfolio, see page 28. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Highlights

Pathway Growth Portfolio

Pathway Growth Portfolio seeks long-term growth of capital by investing primarily in equity mutual funds. The Portfolio also invests a portion of assets in bond funds, which offer the potential for capital appreciation as well as income.

In the six-month period ended February 28, 2002, the Class S shares of Pathway Growth Portfolio posted a total return of -3.24 percent, versus a return of -1.65 percent for its custom benchmark. Detailed performance information is listed on page Click Here.

Performance

The portfolio produced a negative return during the past six months due largely to the negative performance of the 87.9 percent of assets that is invested in stocks. The largest contributors on the downside were Large Company Growth Fund and International Fund, both of which invest in asset classes that underperformed the broader market during the period. This comes with the territory of holding an investment that is diversified across asset classes: there will always be sectors that do not perform well in any given period.

On the upside, performance was helped by our small positions in Small Company Stock Fund, Small Company Value Fund, and Emerging Markets Growth Fund, all of which provided strongly positive returns for the period.

The portfolio's smaller weighting in bonds (where we held 11.6 percent of assets at period end) produced a positive performance and also provided ballast against volatility in the stock market. Although our small (1.0 percent) position in High-Yield Opportunity Fund declined, the portfolio's other fixed income holdings (GNMA Fund and Income Fund) both finished the period in positive territory.

Portfolio Strategy

We continue to position the portfolio so its asset class weightings are closely in line with the weightings within the benchmark. We believe that the months ahead will bring an environment where high volatility and rapid rotation among asset classes will be the norm. At such a time, we feel it is preferable to hold a neutral allocation rather than favoring particular areas of the market.

In pursuit of this objective, the most important change we made to the portfolio during the reporting period was to increase its weighting in the S&P 500 Index Fund, whose performance should closely resemble that of the equity portion of the benchmark. We funded this increase largely by trimming the portfolio's weighting in Capital Growth Fund and Large Company Value Fund. We believe this shift will help the portfolio deliver favorable risk-adjusted returns to shareholders in the months ahead.

Performance Summary February 28, 2002

Scudder Pathway Series: Growth Portfolio

Average Annual Total Returns
	6-Month	1-Year	3-Year	5-Year	Life of Class*
Class S	-3.24%	-10.68%	2.10%	5.45%	6.04%
S&P 500 Index+	-1.69%	-9.53%	-2.46%	8.45%	9.03%
S&P 500 Index (68%), MSCI EAFE Index (12%), Lehman Aggregate Bond Index (15%), Russell 2000 Index (5%)+	-1.65%	-7.59%	-.88%	7.28%	7.53%

	6-Month	1-Year	Life of Class**
Class AARP	-3.24%	-10.68%	-14.13%
S&P 500 Index+	-1.69%	-9.53%	-15.72%
S&P 500 Index (68%), MSCI EAFE Index (12%), Lehman Aggregate Bond Index (15%), Russell 2000 Index (5%)+	-1.65%	-7.59%	-11.83%

** The Class commenced operations on September 25, 2000. Index comparisons begin September 30, 2000.

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 2/28/02	$ 11.85	$ 11.85
8/31/01	$ 12.62	$ 12.62
Distribution Information: Six Months: Income Dividends	$ .11	$ .11
Capital Gains Distributions	$ .27	$ .27

Class S Lipper Rankings - Multi-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	213	of	373	57
3-Year	93	of	252	37
5-Year	108	of	156	69

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; rankings for share classes may vary.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment
-- Scudder Pathway Series: Growth Portfolio - Class S -- S&P 500 Index+ - - - S&P 500 Index (68%), MSCI EAFE Index (12%), Lehman Aggregate Bond Index (15%), Russell 2000 Index (5%)+

Yearly periods ended February 28

Comparative Results
Scudder Pathway Series: Growth Portfolio		1-Year	3-Year	5-Year	Life of Class*
Class S	Growth of $10,000	$8,932	$10,643	$13,037	$13,632
	Average annual total return	-10.68%	2.10%	5.45%	6.04%
S&P 500 Index+	Growth of $10,000	$9,047	$9,280	$15,001	$15,744
	Average annual total return	-9.53%	-2.46%	8.45%	9.03%
S&P 500 Index (68%), MSCI EAFE Index (12%), Lehman Aggregate Bond Index (15%), Russell 2000 Index (5%)+	Growth of $10,000	$9,241	$9,792	$14,288	$14,761
	Average annual total return	-7.59%	-.88%	7.28%	7.53%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.
+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI EAFE Index is a market-value-weighted measure of stocks of 46 countries. The Lehman Aggregate Bond Index is a market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The portfolio has no sales charge or other shareholder fees. The portfolio expects to operate at a zero expense level. However, shareholders of either Class AARP or Class S shares of the portfolio will indirectly bear that portfolio's pro rata share of expenses and fees incurred by the underlying Scudder funds in which the portfolio is invested.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Summary February 28, 2002

Scudder Pathway Series: Growth Portfolio

Asset Allocation	2/28/02	8/31/01

Money Market	1%	-
Fixed Income	11%	13%
Equity	88%	87%
	100%	100%

Asset Class Ranges

Bond Funds	5-25%
Equity Funds	75-95%

Asset allocation is subject to change.

For more complete details about the fund's investment portfolio, see page 29. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of February 28, 2002 (Unaudited)

Pathway Conservative Portfolio

	Shares	Value ($)
Money Market 2.3%
Scudder Cash Investment Trust "S" (Cost $2,470,623)	2,470,623	2,470,623

Fixed Income 57.3%
Scudder GNMA Fund "S"	1,048,291	15,944,501
Scudder High-Yield Opportunity Fund "S"	125,289	1,102,540
Scudder Income Fund "S"	3,232,471	40,341,234
Scudder Short-Term Bond Fund "S"	517,599	5,491,721
Total Fixed Income (Cost $63,789,019)		62,879,996

Equity 40.4%
Scudder Capital Growth Fund "S"	138,106	5,997,925
Scudder Growth and Income Fund "S"	350,659	7,121,875
Scudder International Fund "S"	94,706	3,363,005
Scudder Large Company Growth Fund "S"	114,036	2,720,890
Scudder Large Company Value Fund "S"	149,669	3,297,209
Scudder S&P 500 Index Fund "S"	1,482,956	21,888,438
Total Equity (Cost $51,052,596)		44,389,342
Total Investment Portfolio - 100.0% (Cost $117,312,238) (a)		109,739,961

(a) The cost for federal income tax purposes was $117,932,741. At February 28, 2002, net unrealized depreciation for all securities based on tax cost was $8,192,780. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $109,757 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,302,537.
During the six months ended February 28, 2002, purchases and sales of investment securities (excluding money market investments) aggregated $23,138,543 and $23,985,769, respectively.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio as of February 28, 2002 (Unaudited)

Pathway Moderate Portfolio

	Shares	Value ($)
Money Market 0.7%
Scudder Cash Investment Trust "S" (Cost $1,825,097)	1,825,097	1,825,097

Fixed Income 38.5%
Scudder GNMA Fund "S"	1,482,631	22,550,823
Scudder High-Yield Opportunity Fund "S"	285,759	2,514,678
Scudder Income Fund "S"	5,307,334	66,235,533
Scudder Short-Term Bond Fund "S"	471,750	5,005,269
Total Fixed Income (Cost $96,381,067)		96,306,303

Equity 60.8%
Scudder 21st Century Growth Fund "S"	171,373	2,435,205
Scudder Capital Growth Fund "S"	428,813	18,623,343
Scudder Emerging Markets Growth Fund "S"	77	787
Scudder Growth and Income Fund "S"	1,810,664	36,774,585
Scudder International Fund "S"	495,270	17,587,044
Scudder Large Company Growth Fund "S"	727,065	17,347,773
Scudder Large Company Value Fund "S"	480,764	10,591,229
Scudder S&P 500 Index Fund "S"	2,533,541	37,395,060
Scudder Select 1000 Growth Fund "S"	277,875	2,481,427
Scudder Select 500 Fund "S"	342,191	3,743,566
Scudder Small Company Stock Fund "S"	65,202	1,249,261
Scudder Small Company Value Fund "S"	164,091	3,760,971
Total Equity (Cost $172,515,850)		151,990,251
Total Investment Portfolio - 100.0% (Cost $270,722,014) (a)		250,121,651

(a) The cost for federal income tax purposes was $272,710,806. At February 28, 2002, net unrealized depreciation for all securities based on tax cost was $22,589,155. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,042,160 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,631,315.
During the six months ended February 28, 2002, purchases and sales of investment securities (excluding money market investments) aggregated $83,888,916 and $93,790,000, respectively.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio as of February 28, 2002 (Unaudited)

Pathway Growth Portfolio

	Shares	Value ($)
Money Market 0.5%
Scudder Cash Investment Trust "S" (Cost $1,120,324)	1,120,324	1,120,324

Fixed Income 11.6%
Scudder Emerging Market Income Fund "S"	1,201	10,017
Scudder GNMA Fund "S"	732,986	11,148,722
Scudder High-Yield Opportunity Fund "S"	254,242	2,237,329
Scudder Income Fund "S"	979,241	12,220,925
Total Fixed Income (Cost $25,625,267)		25,616,993

Equity 87.9%
Scudder 21st Century Growth Fund "S"	152,537	2,167,557
Scudder Capital Growth Fund "S"	228,987	9,944,889
Scudder Emerging Markets Growth Fund "S"	220,739	2,249,329
Scudder Global Fund "S"	337	7,126
Scudder Growth and Income Fund "S"	1,033,966	20,999,842
Scudder International Fund "S"	688,852	24,461,150
Scudder Large Company Growth Fund "S"	1,524,939	36,385,050
Scudder Large Company Value Fund "S"	1,557,332	34,308,033
Scudder S&P 500 Index Fund "S"	3,748,242	55,324,047
Scudder Small Company Stock Fund "S"	348,863	6,684,221
Scudder Small Company Value Fund "S"	97,434	2,233,178
Total Equity (Cost $236,634,466)		194,764,422
Total Investment Portfolio - 100.0% (Cost $263,380,057) (a)		221,501,739

(a) The cost for federal income tax purposes was $265,681,116. At February 28, 2002, net unrealized depreciation for all securities based on tax cost was $44,179,377. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $666,822 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $44,846,199.
During the six months ended February 28, 2002, purchases and sales of investment securities (excluding money market investments) aggregated $47,190,970 and $51,370,000, respectively.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of February 28, 2002 (Unaudited)
Assets	Conservative Portfolio	Moderate Portfolio	Growth Portfolio
Investments in securities, at value (for cost, see accompanying investment portfolios)	$ 109,739,961	$ 250,121,651	$ 221,501,739
Receivable for Portfolio shares sold	124,010	394,952	148,619
Total assets	109,863,971	250,516,603	221,650,358
Liabilities
Payable for Portfolio shares redeemed	195,254	794,078	158,961
Other accrued expenses and payables	8,111	26,533	24,328
Total liabilities	203,365	820,611	183,289
Net assets, at value	$ 109,660,606	$ 249,695,992	$ 221,467,069
Net Assets
Net assets consist of: Undistributed net investment income	645,629	939,655	1,138,915
Net unrealized appreciation (depreciation) on investments	(7,572,277)	(20,600,363)	(41,878,318)
Accumulated net realized gain (loss)	(6,846,194)	(27,117,891)	(6,618,660)
Paid-in capital	123,433,448	296,474,591	268,825,132
Net assets, at value	$ 109,660,606	$ 249,695,992	$ 221,467,069

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of February 28, 2002 (Unaudited) (continued)
Net Asset Value	Conservative Portfolio	Moderate Portfolio	Growth Portfolio
Class AARP Net assets applicable to shares outstanding	$ 55,021,845	$ 3,815,362	$ 80,852,303
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	4,975,733	365,878	6,823,483
Net Asset Value, offering and redemption price per share	$ 11.06	$ 10.43	$ 11.85
Class S Net assets applicable to shares outstanding	40,858,728	211,282,578	106,631,500
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	3,695,951	20,254,371	8,998,671
Net Asset Value, offering and redemption price per share	$ 11.05	$ 10.43	$ 11.85
Class A Net assets applicable to shares outstanding	10,372,657	23,517,529	21,556,546
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	938,672	2,253,294	1,822,041
Net Asset Value and redemption price per share	$ 11.05	$ 10.44	$ 11.83
Maximum offering price per share (100 / 94.25 of net asset value)	$ 11.72	$ 11.08	$ 12.55
Class B Net assets applicable to shares outstanding	2,219,848	8,349,815	9,395,867
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	200,870	800,560	799,213
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 11.05	$ 10.43	$ 11.76
Class C Net assets applicable to shares outstanding	1,187,528	2,730,708	3,030,853
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	107,487	261,817	257,729
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 11.05	$ 10.43	$ 11.76

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended February 28, 2002 (Unaudited)
Investment Income	Conservative Portfolio	Moderate Portfolio	Growth Portfolio
Income: Income distributions from Underlying Funds	$ 2,106,992	$ 3,406,982	$ 1,507,964
Expenses: Distribution service fees	27,000	78,268	77,983
Net investment income	2,079,992	3,328,714	1,429,981
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(4,278,728)	(17,371,344)	(6,947,013)
Capital gain distributions from Underlying Funds	223,525	756,391	2,798,393
	(4,055,203)	(16,614,953)	(4,148,620)
Net unrealized appreciation (depreciation) during the period on investments	1,445,003	8,455,356	(5,133,163)
Net gain (loss) on investment transactions	(2,610,200)	(8,159,597)	(9,281,783)
Net increase (decrease) in net assets resulting from operations	$ (530,208)	$ (4,830,883)	$ (7,851,802)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Pathway Conservative Portfolio
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2002 (Unaudited)	Year Ended August 31, 2001
Operations: Net investment income	$ 2,079,992	$ 4,131,089
Net realized gain (loss) on investment transactions	(4,055,203)	(2,470,516)
Net unrealized appreciation (depreciation) on investment transactions during the period	1,445,003	(6,281,660)
Net increase (decrease) in net assets resulting from operations	(530,208)	(4,621,087)
Distributions to shareholders from: Net investment income: Class AARP	(1,086,197)	(2,162,732)
Class S	(786,699)	(1,757,775)
Class A	(156,506)	(70,899)
Class B	(26,512)	(21,653)
Class C	(16,844)	(11,844)
Net realized gains: Class AARP	-	(75,118)
Class S	-	(41,230)
Portfolio share transactions: Proceeds from shares sold	13,357,677	56,419,134
Shares issued in tax-free reorganizations	-	76,126,974
Reinvestment of distributions	1,878,105	3,728,519
Cost of shares redeemed	(15,846,545)	(43,163,623)
Net increase (decrease) in net assets from Portfolio share transactions	(610,763)	93,111,004
Increase (decrease) in net assets	(3,213,729)	84,348,666
Net assets at beginning of period	112,874,335	28,525,669
Net assets at end of period (including undistributed net investment income of $645,629 and $638,395, respectively)	$ 109,660,606	$ 112,874,335

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Pathway Moderate Portfolio
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2002 (Unaudited)	Year Ended August 31, 2001
Operations: Net investment income	$ 3,328,714	$ 7,023,176
Net realized gain (loss) on investment transactions	(16,614,953)	(8,813,336)
Net unrealized appreciation (depreciation) on investment transactions during the period	8,455,356	(39,196,251)
Net increase (decrease) in net assets resulting from operations	(4,830,883)	(40,986,411)
Distributions to shareholders from: Net investment income: Class AARP	(48,325)	(82,727)
Class S	(3,058,339)	(8,254,973)
Class A	(230,421)	(130,245)
Class B	(69,255)	(47,009)
Class C	(22,083)	(17,914)
Net realized gains: Class AARP	-	(268,095)
Class S	-	(21,863,077)
Portfolio share transactions: Proceeds from shares sold	36,814,380	127,196,136
Shares issued in tax-free reorganization	-	7,026,721
Reinvestment of distributions	3,426,228	29,601,993
Cost of shares redeemed	(50,655,952)	(81,482,183)
Net increase (decrease) in net assets from Portfolio share transactions	(10,415,344)	82,342,667
Increase (decrease) in net assets	(18,674,650)	10,692,216
Net assets at beginning of period	268,370,642	257,678,426
Net assets at end of period (including undistributed net investment income of $939,655 and $1,039,364, respectively)	$ 249,695,992	$ 268,370,642

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Pathway Growth Portfolio
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2002 (Unaudited)	Year Ended August 31, 2001
Operations: Net investment income	$ 1,429,981	$ 3,315,834
Net realized gain (loss) on investment transactions	(4,148,620)	4,135,513
Net unrealized appreciation (depreciation) on investment transactions during the period	(5,133,163)	(56,819,730)
Net increase (decrease) in net assets resulting from operations	(7,851,802)	(49,368,383)
Distributions to shareholders from: Net investment income: Class AARP	(745,393)	(1,005,801)
Class S	(976,537)	(2,691,767)
Class A	(176,905)	-
Class B	(59,306)	-
Class C	(19,288)	-
Net realized gains: Class AARP	(1,795,744)	(11,744,456)
Class S	(2,353,007)	-
Class A	(455,393)	-
Class B	(202,021)	-
Class C	(65,922)	-
Portfolio share transactions: Proceeds from shares sold	41,553,365	115,291,199
Shares issued in tax-free reorganizations	-	140,470,034
Reinvestment of distributions	6,761,443	15,352,227
Cost of shares redeemed	(49,253,999)	(97,107,714)
Net increase (decrease) in net assets from Portfolio share transactions	(939,191)	174,005,746
Increase (decrease) in net assets	(15,640,509)	109,195,339
Net assets at beginning of period	237,107,578	127,912,239
Net assets at end of period (including undistributed net investment income of $1,138,915 and $1,686,363, respectively)	$ 221,467,069	$ 237,107,578

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Conservative Portfolio: Class AARP

	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.32	$ 12.16
Income (loss) from investment operations: Net investment income[c]	.21	.44
Net realized and unrealized gain (loss) on investment transactions	(.26)	(.88)
Total from investment operations	(.05)	(.44)
Less distributions from: Net investment income	(.21)	(.39)
Net realized gains on investment transactions	-	(.01)
Total distributions	(.21)	(.40)
Net asset value, end of period	$ 11.06	$ 11.32
Total Return (%)	(.42)**	(3.68)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	60
Ratio of expenses (%)[e]	-	-
Ratio of net investment income (%)	3.82*	3.95*
Portfolio turnover rate (%)	43*	40

a For the six months ended February 28, 2002 (Unaudited).
b For the period from September 25, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.
c Based on average shares outstanding during the period.
d Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
e This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of operating, administrative and advisory expenses of the Underlying Scudder Funds.
* Annualized
** Not annualized

Conservative Portfolio: Class S

Years Ended August 31,	2002[a]	2001	2000	1999	1998[b]	1997[c]
Selected Per Share Data
Net asset value, beginning of period	$ 11.32	$ 12.47	$ 12.45	$ 12.28	$ 13.27	$ 12.00
Income (loss) from investment operations: Net investment income	.21[d]	.47[d]	.65[d]	.57[d]	.51[d]	.39
Net realized and unrealized gain (loss) on investment transactions	(.27)	(1.03)	.23	.36	(.63)	1.36
Total from investment operations	(.06)	(.56)	.88	.93	(.12)	1.75
Less distributions from: Net investment income	(.21)	(.58)	(.65)	(.55)	(.57)	(.33)
Net realized gains on investment transactions	-	(.01)	(.21)	(.21)	(.30)	(.15)
Total distributions	(.21)	(.59)	(.86)	(.76)	(.87)	(.48)
Net asset value, end of period	$ 11.05	$ 11.32	$ 12.47	$ 12.45	$ 12.28	$ 13.27
Total Return (%)	(.50)**	(4.60)[e]	7.39[e]	7.62[e]	(1.10)e**	14.99e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	42	29	28	29	17
Ratio of expenses (%)[f]	-	-	-	-	-	-
Ratio of net investment income (%)	3.82*	3.98	5.30	4.45	4.21*	3.67*
Portfolio turnover rate (%)	43*	40	26	28	32*	42*

a For the six months ended February 28, 2002 (Unaudited).
b For the eleven months ended August 31, 1998. On August 12, 1998 the Portfolio changed its fiscal year end from September 30 to August 31.
c For the period November 15, 1996 (commencement of operations) to September 30, 1997.
d Based on average shares outstanding during the period.
e Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
f This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
* Annualized
** Not annualized

Moderate Portfolio: Class AARP

	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.76	$ 13.80
Income (loss) from investment operations: Net investment income[c]	.14	.29
Net realized and unrealized gain (loss) on investment transactions	(.33)	(1.84)
Total from investment operations	(.19)	(1.55)
Less distributions from: Net investment income	(.14)	(.31)
Net realized gains on investment transactions	-	(1.18)
Total distributions	(.14)	(1.49)
Net asset value, end of period	$ 10.43	$ 10.76
Total Return (%)	(1.73)**	(12.19)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4
Ratio of expenses (%)[e]	-	-
Ratio of net investment income (%)	2.69*	2.68*
Portfolio turnover rate (%)	66*	58

a For the six months ended February 28, 2002 (Unaudited).
b For the period from October 2, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.
c Based on average shares outstanding during the period.
d Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
e This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of operating, administrative and advisory expenses of the Underlying Scudder Funds.
* Annualized
** Not annualized

Moderate Portfolio: Class S

Years Ended August 31,	2002[a]	2001	2000	1999	1998[b]	1997[c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.76	$ 14.30	$ 13.42	$ 12.06	$ 13.56	$ 12.00
Income (loss) from investment operations: Net investment income	.14[d]	.33[d]	.45[d]	.38[d]	.39[d]	.37
Net realized and unrealized gain (loss) on investment transactions	(.33)	(2.27)	1.60	1.79	(1.26)	1.59
Total from investment operations	(.19)	(1.94)	2.05	2.17	(.87)	1.96
Less distributions from: Net investment income	(.14)	(.42)	(.48)	(.38)	(.42)	(.33)
Net realized gains on investment transactions	-	(1.18)	(.69)	(.43)	(.21)	(.07)
Total distributions	(.14)	(1.60)	(1.17)	(.81)	(.63)	(.40)
Net asset value, end of period	$ 10.43	$ 10.76	$ 14.30	$ 13.42	$ 12.06	$ 13.56
Total Return (%)	(1.73)**	(14.60)[e]	15.65[e]	18.27[e]	(6.78)e**	16.67e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	211	238	258	247	222	192
Ratio of expenses (%)[f]	-	-	-	-	-	-
Ratio of net investment income (%)	2.69*	2.75	3.23	2.88	3.15*	2.96**
Portfolio turnover rate (%)	66*	58	28	24	28*	24*

a For the six months ended February 28, 2002 (Unaudited).
b For the eleven months ended August 31, 1998. On August 12, 1998 the Portfolio changed its fiscal year end from September 30 to August 31.
c For the period November 15, 1996 (commencement of operations) to September 30, 1997.
d Based on average shares outstanding during the period.
e Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
f This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
* Annualized ** Not annualized

Growth Portfolio: Class AARP

	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.62	$ 15.32
Income (loss) from investment operations: Net investment income (loss)[c]	.08	.19
Net realized and unrealized gain (loss) on investment transactions	(.47)	(2.77)
Total from investment operations	(.39)	(2.58)
Less distributions from: Net investment income	(.11)	(.12)
Net realized gains on investment transactions	(.27)
Total distributions	(.38)	(.12)
Net asset value, end of period	$ 11.85	$ 12.62
Total Return (%)	(3.24)**	(16.94)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	81	92
Ratio of expenses (%)[e]	-	-
Ratio of net investment income (loss)(%)	1.35*	1.44*
Portfolio turnover rate (%)	42*	29

a For the six months ended February 28, 2002 (Unaudited).
b For the period from September 25, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.
c Based on average shares outstanding during the period.
d Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
e This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
* Annualized
** Not annualized

Growth Portfolio: Class S

Years Ended August 31,	2002[a]	2001	2000	1999	1998[b]	1997[c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.62	$ 17.85	$ 15.33	$ 12.17	$ 14.15	$ 12.00
Income (loss) from investment operations: Net investment income (loss)	.08[d]	.20[d]	.29[d]	.18[d]	.23[d]	.29
Net realized and unrealized gain (loss) on investment transactions	(.47)	(3.43)	3.41	3.61	(1.74)	2.15
Total from investment operations	(.39)	(3.23)	3.70	3.79	(1.51)	2.44
Less distributions from: Net investment income	(.11)	(.36)	(.29)	(.20)	(.21)	(.16)
Net realized gains on investment transactions	(.27)	(1.64)	(.89)	(.43)	(.26)	(.13)
Total distributions	(.38)	(2.00)	(1.18)	(.63)	(.47)	(.29)
Net asset value, end of period	$ 11.85	$ 12.62	$ 17.85	$ 15.33	$ 12.17	$ 14.15
Total Return (%)	(3.24)**	(19.95)[e]	24.24[e]	31.69[e]	(10.94)e**	20.79e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	107	115	128	94	64	50
Ratio of expenses (%)[f]	-	-	-	-	-	-
Ratio of net investment income (loss)(%)	1.35*	1.41	1.67	1.26	1.78*	2.09*
Portfolio turnover rate (%)	42*	29	27	28	24*	15*

a For the six months ended February 28, 2002 (Unaudited).
b For the eleven months ended August 31, 1998. On August 12, 1998, the Portfolio changed its fiscal year end from September 30 to August 31.
c For the period November 15, 1996 (commencement of operations) to September 30, 1997.
d Based on average shares outstanding during the period.
e Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
f This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

The Conservative, Moderate and Growth Portfolios (the "Portfolios") are each a diversified series of Scudder Pathway Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Portfolios invest primarily in existing Scudder Funds (the "Underlying Scudder Funds"). Each Underlying Scudder Fund's accounting policies are outlined in the Underlying Scudder Fund's financial statements and are available upon request.

Each Portfolio offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of each Portfolio are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of each Portfolio have equal rights with respect to voting subject to class-specific arrangements.

The Portfolios' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Portfolio in the preparation of its financial statements.

Security Valuation. Investments in the Underlying Scudder Funds are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Federal Income Taxes. Each Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Each Portfolio is treated as a single corporate taxpayer. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

At August 31, 2001, the Conservative Portfolio had a net tax basis capital loss carryforward of approximately $889,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2009 ($886,000) and August 31, 2008 ($3,000), the respective expiration dates or whichever occurs first.

In addition, from November 1, 2000 through August 31, 2001, the Conservative Portfolio incurred approximately $1,240,000 of net realized capital losses. As permitted by tax regulations the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2002.

At August 31, 2001, the Moderate Portfolio had a net tax basis capital loss carryforward of approximately $953,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2009 ($946,000) and August 31, 2008 ($7,000), the respective expiration dates or whichever occurs first.

In addition, from November 1, 2000 through August 31, 2001 the Moderate Portfolio incurred approximately $7,170,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2002.

Distribution of Income and Gains. Distributions of net investment income from Conservative and Moderate Portfolios, if any, are made quarterly. Distributions of net investment income from Growth Portfolio are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually. An additional distribution may be made to the extent necessary to avoid payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

Other. Investment transactions are accounted for on the trade date. Income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Scudder Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of each Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Portfolio. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The Advisor has agreed not to be paid a management fee for performing its services for the Portfolios. However, the Advisor will receive management fees from managing the Underlying Scudder Funds in which each Portfolio invests.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with Scudder under the Investment Company Act of 1940 and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the Portfolios' shareholders. On April 5, 2002, ZSI was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Administrative Fee. Under the Administrative Agreements (the "Administrative Agreements"), the Advisor provides or pays others to provide substantially all of the administrative services required by each Portfolio.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to each Portfolio under the Administrative Agreements. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for each Portfolio and maintains the accounting records of each Portfolio. Scudder Investments Service Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of each Portfolio. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of each Portfolio. In addition, other service providers not affiliated with ZSI provide certain services (i.e., custody, legal, audit) to each Portfolio under the Administrative Agreements. ZSI pays the service providers for the provision of their services to each Portfolio and pays other Portfolio expenses, including insurance, registration, printing, postage and other costs.

Each Portfolio does not directly bear any fees or expenses other than distribution service fees. Shareholders of the Trust will still indirectly bear their fair and proportionate share of the cost of operating the Underlying Scudder Funds in which the Trust invests because the Trust, as a shareholder of the Underlying Scudder Funds, will bear its proportionate share of any fees and expense paid by the Underlying Scudder Funds.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Classes B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2002, the Distribution Fees were as follows:

Distribution Fees	Total Aggregated	Unpaid at February 28, 2002
Conservative Portfolio
Class B	$ 7,284	$ 1,366
Class C	4,587	789
	$ 11,871	$ 2,155
Moderate Portfolio
Class B	$ 30,264	$ 4,962
Class C	9,890	1,658
	$ 40,154	$ 6,620
Growth Portfolio
Class B	$ 33,952	$ 5,793
Class C	11,119	1,855
	$ 45,071	$ 7,648

In addition, SDI provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2002, the Service Fees were as follows:

Service Fees	Total Aggregated	Unpaid at February 28, 2002
Conservative Portfolio
Class A	$ 11,172	$ 3,783
Class B	2,428	1,358
Class C	1,529	640
	$ 15,129	$ 5,781
Moderate Portfolio
Class A	$ 24,729	$ 10,792
Class B	10,088	4,410
Class C	3,297	85
	$ 38,114	$ 15,287
Growth Portfolio
Class A	$ 20,731	$ 8,484
Class B	9,067	4,079
Class C	3,114	1,237
	$ 32,912	$ 13,800

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2002 for the Conservative, Moderate and Growth Portfolios aggregated $444, $3,100 and $4,785, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2002, the CDSC for Class B and Class C aggregated $4,989, $31,901 and $44,785, respectively, for the Conservative, Moderate and Growth Portfolios.

The Portfolios do not invest in the Underlying Scudder Funds for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Scudder Fund's net assets. At February 28, 2002, the Moderate Portfolio held the following Underlying Scudder Funds' outstanding shares: approximately 15% of the Scudder Select 500 Fund, 8% of the Scudder Select 1000 Fund and 10% of the Scudder Income Fund. At February 28, 2002, the Growth Portfolio held the following Underlying Scudder Funds' outstanding shares: approximately 5% of the Scudder Capital Growth Fund, 5% of the Scudder Large Company Growth Fund, 13% of the Scudder Small Company Stock Fund and 21% of the Scudder Income Fund. At February 28, 2002, the Conservative Portfolio held the following Underlying Scudder Fund's outstanding shares: approximately 6% of the Scudder Income Fund.

C. Lines of Credit

The Portfolios and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolios may borrow up to a maximum of 33 percent of their net assets under the agreement.

D. Acquisition of Assets

On September 22, 2000, the Scudder Pathway Growth Portfolio acquired all the net assets of AARP Diversified Growth Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 8,775,379 shares of the Pathway Growth Portfolio (valued at $134,438,805) for 7,676,616 shares of AARP Diversified Growth Fund outstanding on September 22, 2000. AARP Diversified Growth Fund's net assets at that date ($134,438,805), including $3,622,666 of unrealized appreciation, were combined with those of the Pathway Growth Portfolio. The aggregate net assets of the Pathway Growth Portfolio immediately before the acquisition were $123,169,202. The combined net assets of the Portfolio immediately following the acquisition were $257,608,007.

In addition, also on September 22, 2000, the Scudder Pathway Conservative Portfolio acquired all the net assets of the AARP Diversified Income with Growth Portfolio pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 6,227,714 shares of the Pathway Conservative Portfolio (valued at $75,728,998) for 4,910,097 shares of the AARP Diversified Income with Growth Portfolio outstanding at September 22, 2000. AARP Diversified Income with Growth Portfolio's net assets at that date ($75,728,998) including $2,027,100 of unrealized depreciation, were combined with those of the Pathway Conservative Portfolio. The aggregate net assets of the Pathway Conservative Portfolio immediately before the acquisition were $28,381,617. The combined net assets of the Portfolio immediately following the acquisition were $104,110,615.

On April 6, 2001, the Scudder Pathway Growth Portfolio acquired all the net assets of the Farmers Growth Portfolio pursuant to a plan of reorganization approved by the shareholders on November 9, 2000. The acquisition was accomplished by a tax-free exchange of 224,590 shares of the Pathway Growth Portfolio - Class A and 250,898 shares of the Pathway Growth Portfolio - Class B for 275,767 shares of Farmers Growth Portfolio - Class A and 310,289 shares of Farmers Growth Portfolio - Class B, respectively, outstanding on April 6, 2001. Farmers Growth Portfolio's net assets at that date ($6,031,229), including $621,094 of unrealized depreciation, were combined with those of the Pathway Growth Portfolio. The aggregate net assets of the Pathway Growth Portfolio before the acquisition were $234,976,082. The combined net assets of the Portfolio immediately following the acquisition were $241,007,311.

On April 6, 2001, the Scudder Pathway Conservative Portfolio acquired all the net assets of the Farmers Income Portfolio pursuant to a plan of reorganization approved by the shareholders on November 9, 2000. The acquisition was accomplished by a tax-free exchange of 31,581 shares of the Pathway Conservative - Class A and 3,667 shares of the Pathway Conservative Portfolio - Class B for 30,692 shares of Farmers Income Portfolio - Class A and 3,573 shares of Farmers Income Portfolio - Class B, respectively, outstanding on April 6, 2001. Farmers Income Portfolio's net assets at that date ($397,976), including $4,613 of unrealized appreciation, were combined with those of the Pathway Conservative Portfolio. The aggregate net assets of the Pathway Conservative Portfolio before the acquisition were $107,930,517. The combined net assets of the Portfolio immediately following the acquisition were $108,328,493.

On April 6, 2001, the Scudder Pathway Moderate Portfolio acquired all the net assets of the Farmers Income with Growth Portfolio, the Farmers Balanced Portfolio and the Farmers Growth with Income Portfolio pursuant to a plan of reorganization approved by the shareholders on November 9, 2000. The acquisition was accomplished by a tax-free exchange of 295,403 shares of the Pathway Moderate Portfolio - Class A and 350,992 shares of the Pathway Moderate Portfolio - Class B for 67,931 shares of the Farmers Income with Growth Portfolio - Class A, 96,457 shares of the Farmers Balanced Portfolio - Class A, 119,633 shares of the Farmers Growth with Income Portfolio - Class A, 51,208 shares of the Farmers Income with Growth Portfolio - Class B, 121,230 shares of the Farmers Balanced Portfolio - Class B and 169,077 shares of the Farmers Growth with Income Portfolio - Class B, respectively, outstanding on April 6, 2001. Farmers Income with Growth Portfolios, Farmers Balanced and Farmers Growth with Income net assets ($1,441,126, $2,489,242 and $3,096,353, respectively), including $14,816, $90,781 and $170,987, respectively, of unrealized depreciation, were combined with those of the Pathway Moderate Portfolio. The aggregate net assets of the Pathway Moderate Portfolio before the acquisition were $257,111,118. The combined net assets of the Portfolio immediately following the acquisition were $264,137,839.

E. Share Transactions

Pathway Conservative Portfolio

The following table summarizes share and dollar activity in the Portfolio:

	Six Months Ended February 28, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	108,373	$ 1,198,470	396,167*	$ 4,665,757*
Class S	615,314	6,821,392	2,171,838	25,920,923
Class A	394,731	4,394,145	1,371,683**	16,117,872**
Class B	61,352	680,032	557,637**	6,595,340**
Class C	23,775	263,638	264,657**	3,119,242**
		$ 13,357,677		$ 56,419,134
Shares issued in tax-free reorganizations
Class AARP	-	$ -	6,227,714	$ 75,728,998
Class A	-	-	31,581	356,540
Class B	-	-	3,667	41,436
		$ -		$ 76,126,974
Shares issued to shareholders in reinvestment of distributions
Class AARP	81,933	$ 896,665	158,139*	$ 1,847,149*
Class S	71,513	782,597	151,036	1,777,025
Class A	14,222	155,956	6,174**	70,880**
Class B	2,397	26,305	1,884**	21,623**
Class C	1,515	16,582	1,031**	11,842**
		$ 1,878,105		$ 3,728,519
Shares redeemed
Class AARP	(536,259)	$ (5,938,617)	(1,460,334)*	$ (17,286,659)*
Class S	(703,329)	(7,809,309)	(898,497)	(10,565,870)
Class A	(148,951)	(1,640,301)	(730,768)**	(8,603,521)**
Class B	(14,922)	(165,746)	(411,145)**	(4,854,102)**
Class C	(26,244)	(292,572)	(157,247)**	(1,853,471)**
		$ (15,846,545)		$ (43,163,623)
Net increase (decrease)
Class AARP	(345,953)	$ (3,843,482)	5,321,686*	$ 64,955,245*
Class S	(16,502)	(205,320)	1,424,377	17,132,078
Class A	260,002	2,909,800	678,670**	7,941,771**
Class B	48,827	540,591	152,043**	1,804,297**
Class C	(954)	(12,352)	108,441**	1,277,613**
		$ (610,763)		$ 93,111,004

* For the period from September 25, 2000 (commencement of sales of Class AARP) to August 31, 2001.
** For the period from December 29, 2000 (commencement of sales of Class A, B and C) to August 31, 2001.

Pathway Moderate Portfolio

The following table summarizes share and dollar activity in the Portfolio:

	Six Months Ended February 28, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	82,383	$ 864,047	572,276*	$ 7,088,419*
Class S	2,106,674	22,030,461	7,960,436	95,708,631
Class A	1,126,470	11,804,006	1,335,819**	15,401,908**
Class B	109,905	1,153,356	492,583**	5,662,174**
Class C	91,428	962,510	289,687**	3,335,004**
		$ 36,814,380		$ 127,196,136
Shares issued in tax-free reorganization
Class A	-	$ -	295,403	$ 3,207,970
Class B	-	-	350,992	3,818,751
		$ -		$ 7,026,721
Shares issued to shareholders in reinvestment of distributions
Class AARP	4,398	$ 47,925	28,553*	$ 340,010*
Class S	296,920	3,058,220	2,415,795	29,068,347
Class A	21,978	230,257	11,583**	129,233**
Class B	6,555	67,793	4,162**	46,524**
Class C	2,130	22,033	1,602**	17,879**
		$ 3,426,228		$ 29,601,993
Shares redeemed
Class AARP	(119,065)	$ (1,260,047)	(202,667)*	$ (2,252,800)*
Class S	(4,285,579)	(44,708,549)	(6,262,079)	(74,974,854)
Class A	(294,015)	(3,077,230)	(243,944)**	(2,750,114)**
Class B	(80,736)	(849,228)	(82,901)**	(933,488)**
Class C	(72,023)	(760,898)	(51,007)**	(570,927)**
		$ (50,655,952)		$ (81,482,183)
Net increase (decrease)
Class AARP	(32,284)	$ (348,075)	398,162*	$ 5,175,629*
Class S	(1,881,985)	(19,619,868)	4,114,152	49,802,124
Class A	854,433	8,957,033	1,398,861**	15,988,997**
Class B	35,724	371,921	764,836**	8,593,961**
Class C	21,535	223,645	240,282**	2,781,956**
		$ (10,415,344)		$ 82,342,667

* For the period from October 2, 2000 (commencement of sales of Class AARP) to August 31, 2001.
** For the period from December 29, 2000 (commencement of sales of Class A, B and C) to August 31, 2001.

Pathway Growth Portfolio

The following table summarizes share and dollar activity in the Portfolio:

	Six Months Ended February 28, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	155,077	$ 1,861,941	582,407*	$ 8,228,332*
Class S	2,527,747	30,489,114	5,263,272	72,233,635
Class A	549,438	6,624,165	1,603,782**	21,984,635**
Class B	134,706	1,613,473	632,964**	8,677,599**
Class C	80,563	964,672	304,383**	4,166,998**
		$ 41,553,365		$ 115,291,199
Shares issued in tax-free reorganizations
Class AARP	-	$ -	8,775,379	$ 134,438,805
Class A	-	-	224,590	2,849,971
Class B	-	-	250,898	3,181,258
		$		$ 140,470,034
Shares issued to shareholders in reinvestment of distributions
Class AARP	200,187	$ 2,464,296	67,111*	$ 976,472*
Class S	269,394	3,318,875	943,416	14,375,755
Class A	51,385	632,027	-	-
Class B	21,327	261,040	-	-
Class C	6,961	85,205	-	-
		$ 6,761,443		$ 15,352,227
Shares redeemed
Class AARP	(785,994)	$ (9,386,106)	(2,170,684)*	$ (30,190,919)*
Class S	(2,919,713)	(35,231,806)	(4,253,126)	(58,664,530)
Class A	(227,618)	(2,753,384)	(379,536)**	(5,238,198)**
Class B	(93,230)	(1,117,186)	(147,452)**	(2,044,488)**
Class C	(63,345)	(765,517)	(70,833)**	(969,579)**
		$ (49,253,999)		$ (97,107,714)
Net increase (decrease)
Class AARP	(430,730)	$ (5,059,869)	7,254,213*	$ 113,452,690*
Class S	(122,572)	(1,423,817)	1,953,562	27,944,860
Class A	373,205	4,502,808	1,448,836**	19,596,408**
Class B	62,803	757,327	736,410**	9,814,369**
Class C	24,179	284,360	233,550**	3,197,419**
		$ (939,191)		$ 174,005,746

* For the period from September 25, 2000 (commencement of sales of Class AARP) to August 31, 2001.
** For the period from December 29, 2000 (commencement of sales of Class A, B and C) to August 31, 2001.

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.*
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement January 2002

This privacy statement is issued by Zurich Scudder Investments, Inc. (Scudder), its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277.

Questions on this policy may be sent to the following address:

For Class AARP: AARP Investment Program, Attention: Correspondence - Norwell,

P.O. Box 219735, Kansas City, MO 64121-9735.

For Class S: Scudder Investments, Attention: Correspondence - Norwell,

P.O. Box 219669, Kansas City, MO 64121-9669.

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